UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 1, 2006

                    SMITH BARNEY WESTPORT FUTURES FUND L.P.
             (Exact name of registrant as specified in its charter)


   New York                  0-24111                       13-3939393
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(State or other          (Commission File                 (IRS Employer
jurisdiction of              Number)                     Identification No.)
incorporation)


                        c/o Citigroup Managed Futures LLC
                           731 Lexington Avenue - 25th Floor
                               New York, NY 10022
              (Address and Zip Code of principal executive offices)


Registrant's telephone number, including area code: (212) 559-2011
                                                    --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.


     On January 1, 2006, Smith Barney Westport Futures Fund L.P. (the "Fund"), issued 3,035.5120 units of limited partnership interest (the "Units") in exchange for $3,832,000 in a transaction that was not registered under the Securities Act of 1933 (the "Act"). The Units were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Act and
Section 506 of Regulation D promulgated thereunder.

Item 8.01 OTHER EVENTS.

     Effective as of January 1, 2006, the Fund's monthly asset based fees will be calculated at a rate of 1/12 of the applicable annual fee rate, rather than by a ratio of days in a month over days in the year. This change in calculation method may result in differences in the amount of fees paid in a give month, but the general partner expects that such variances will be minor over the course of a year.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                 SMITH BARNEY WESTPORT FUTURES FUND L.P.

                 By: Citigroup Managed Futures LLC, General Partner



                 By /s/ David J. Vogel
                    ------------------------------------------
                        David J. Vogel
                        President and Director


                 By /s/ Daniel R. McAuliffe, Jr.
                    ------------------------------------------
                        Daniel R. McAuliffe, Jr.
                        Chief Financial Officer and Director


Date: January 6, 2006

                          Citigroup Managed Futures LLC
                           731 Lexington Avenue, 25th Floor
                            New York, New York 10022


January 6, 2006

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Smith Barney Westport Futures Fund L.P.
         Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Smith Barney Westport Futures Fund L.P. and pursuant to Rule 13a-11 promulgated by the Securities and Exchange Commission (the "Commission"), we transmit herewith for filing with the Commission via EDGAR a Current Report on Form 8-K pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder.

Should members of the Commission's staff have any questions or comments with respect to this filing, please contact the undersigned or Delores Jaramillo of this office at (212) 559-2011.

Very truly yours,

/s/ Jennifer Magro
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    Jennifer Magro